Exhibit 32.1


                        Whole Living, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350


The undersigned executive officers of Whole Living, Inc. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a) the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ Douglas J. Burdick
Date:   November 13, 2004               ___________________________________
                                        Douglas J. Burdick
                                        Chief Executive Officer


                                        /s/ Sharmon L. Smith
Date:  November 13, 2004                ___________________________________
                                        Sharmon L. Smith
                                        Chief Financial Officer